UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 13, 2026 (July 9, 2026)

Chicago Atlantic Real Estate Finance, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-41123	86-3125132
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

1680 Michigan Avenue, Suite 700, Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code (312) 625-9295

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	REFI	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 9, 2026, Chicago Atlantic Real Estate Finance, Inc. (the “Company”) entered into a Loan Agreement (the “Loan Agreement”) with Koach Capital Fund I LLC, Koach Capital Fund II LP, Koach Capital Fund III LP and their respective wholly owned subsidiaries (collectively, “Koach”), pursuant to which the Company issued 4,306,754 shares of the Company’s common stock, par value $0.01 per share (the “Common Stock”), at a price of $14.53 per share, in a private placement transaction, in exchange for second lien promissory notes issued by Koach in an aggregate principal amount of approximately $62.5 million (individually, each a “Note” and collectively, the “Koach Notes”). The shares of Common Stock issued to Koach represent approximately 16.8% of the shares of Common Stock outstanding immediately after giving effect to the issuance.

The Koach Notes are individually secured by mortgages on 32 retail and related properties leased to cannabis operators and are subordinate to senior first lien indebtedness in an aggregate principal amount of approximately $39 million as of the closing date.

The Koach Notes bear interest at an aggregate rate of 12.0% per annum, comprised of 10.0% payable in cash and 2.0% payable in kind, with cash interest payments due and payable monthly, and have an aggregate weighted average time to maturity of approximately 12.0 years. The Koach Notes provide for an exit fee of 2.5x the commitment amount of each Note. The Koach Notes contain customary events of default, including failure to pay amounts when due, breaches of covenants, cross-defaults to the related senior first lien indebtedness, and bankruptcy and insolvency events with respect to the applicable Koach entity, upon the occurrence and during the continuance of which the holder may accelerate the amounts due under the applicable Note.

No underwriter or placement agent was engaged by the Company in connection with the transaction, and no underwriting discounts or commissions were or will be paid by the Company.

Additionally, all Koach investors are subject to the terms of a lock-up letter pursuant to which they agree not to sell, transfer, pledge, or otherwise dispose of the Common Stock for a period of (i) three months (with respect to 20% of the Common Stock issued to such investor) and (ii) six months (with respect to the remaining 80% of such Common Stock), in each case following the closing date, subject to limited exceptions.

The foregoing descriptions of the Loan Agreement, the Koach Notes and the lock-up letters do not purport to be complete and are qualified in their entirety by reference to the form of Loan Agreement and the form of Lock-Up Letter, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Pending Merger

As previously announced, on June 17, 2026, the Company entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Chicago Atlantic BDC, Inc. (“LIEN”) and the other parties thereto, pursuant to which, subject to the terms and conditions set forth therein, the Company will merge with and into LIEN, with LIEN continuing as the surviving company (the “Merger”). The issuance of the Common Stock and the acquisition of the Koach Notes described above are permitted under the terms of the Merger Agreement. The shares of Common Stock issued in the transaction will increase the number of shares of Common Stock outstanding and, accordingly, will be reflected in the inputs used to determine the exchange ratio for the Merger in accordance with the Merger Agreement.

Item 3.02. Unregistered Sales of Equity Securities.

The terms of the transaction are described under Item 1.01 of this Current Report on Form 8-K, which description is incorporated into this Item 3.02 by reference. The issuance of the shares of Common Stock was not registered under the Securities Act of 1933, as amended (the “Securities Act”). The Company issued the shares in reliance upon the exemption from registration provided by Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder for transactions by an issuer not involving any public offering. The shares were issued only to persons that represented that they were “accredited investors” within the meaning of Regulation D and may not be offered or sold in the United States absent registration or an applicable exemption from registration.

Item 7.01. Regulation FD Disclosure.

On July 13, 2026, the Company issued a press release announcing the Koach transaction. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K. The information in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Securities Exchange Act of 1934, as amended, except as expressly set forth by specific reference in such filing.

Additional Information and Where to Find It

In connection with the Merger, LIEN intends to file with the U.S. Securities and Exchange Commission (the “SEC”) a registration statement on Form N-14 (the “Registration Statement”) that will include a joint proxy statement of the Company and LIEN and that also will constitute a prospectus of LIEN (the “Joint Proxy Statement/Prospectus”). INVESTORS AND SECURITY HOLDERS OF THE COMPANY AND LIEN ARE URGED TO READ THE REGISTRATION STATEMENT, THE JOINT PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, LIEN, THE MERGER AND RELATED MATTERS. Investors and security holders may obtain free copies of the Registration Statement, the Joint Proxy Statement/Prospectus and the other documents filed by the Company and LIEN with the SEC, when available, through the website maintained by the SEC at www.sec.gov or from the Company’s website at www.refi.reit.

No Offer or Solicitation

This Current Report on Form 8-K is for informational purposes only and is not intended to, and shall not, constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or the solicitation of any vote or approval, in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Participants in the Solicitation

The Company and LIEN and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company and LIEN in connection with the Merger. Information regarding the directors and executive officers of the Company and LIEN, and a description of their direct and indirect interests in the Merger, by security holdings or otherwise, will be included in the Joint Proxy Statement/Prospectus when it becomes available and the other relevant materials filed or to be filed with the SEC. These documents may be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of the federal securities laws, including Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements can be identified by terms such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” “target,” “believe,” “plan,” “project,” “should,” “seek” and similar expressions, including statements regarding the Merger, the exchange ratio and the Koach transaction. These statements are based on the Company’s current expectations and assumptions and are subject to known and unknown risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including the timing, completion and effects of the Merger and the possibility that it may not be completed on the anticipated timeline or at all; the satisfaction or waiver of the conditions to the Merger; the exchange ratio and the value of the merger consideration; changes in market conditions, interest rates, borrower and tenant performance, real estate valuation, and regulatory developments affecting the cannabis industry; and the other risks described in the Company’s filings with the SEC. Except as required by law, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Loan Agreement, dated July 9, 2026*
10.2	Form of Lock-Up Letter
99.1	Press Release, dated July 13, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	In accordance with Item 601(b)(10) of Regulation S-K, certain provisions or terms of the Form of Loan Agreement have been redacted. The Company will provide an unredacted copy of the exhibit on a supplemental basis to the SEC or its staff upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

CHICAGO ATLANTIC REAL ESTATE FINANCE, INC.

Date: July 13, 2026	By:	/s/ Peter Sack
		Name:	Peter Sack
		Title:	Co-Chief Executive Officer

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